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                                                                    EXHIBIT 10.4

               METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

                            EFFECTIVE JANUARY 1, 2000

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               METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

           (PLAN TO PROVIDE FOR THE PAYMENT OF SEVERANCE PAY AND OTHER BENEFITS TO CERTAIN OFFICERS WHO ARE INVOLUNTARILY DISCONTINUED.)

           ARTICLE 1 THE PLAN: EFFECTIVE DATE: PLAN YEAR: DEFINITIONS

SECTION 1.1 THE PLAN: This plan shall be known as the MetLife Plan for Transition Assistance for Officers (hereafter called the "Plan").

SECTION 1.2 EFFECTIVE DATE: The effective date of the Plan is January 1, 2000.

SECTION 1.3 PLAN YEAR: The Plan Year shall be a calendar year.

SECTION 1.4 DEFINITIONS: Unless the context otherwise requires, the terms defined below shall have the following meanings for all purposes of the Plan.

SECTION 1.4.01 AFFILIATE: "Affiliate" means any corporation which is in the same controlled group of corporations, within the meaning of Section 414(b) of the Internal Revenue Code, as the Company and any other trade or business which is part of the same commonly controlled group of trades or businesses, within the meaning of Section 414(c) of the Internal Revenue Code, as the Company.

SECTION 1.4.02 COMPANY: "Company" means the Metropolitan Life Insurance Company.

SECTION 1.4.03 DATE OF DISCONTINUANCE OF EMPLOYMENT: "Date of Discontinuance of Employment" means the date set by the Company or Subsidiary as the date the Employee separates from the service of the Company or Subsidiary. The Company or Subsidiary reserves the right to alter the Date of Discontinuance of Employment at its sole and absolute discretion for any reason it deems appropriate, including but not limited to, work conditions and the Disability of an Employee prior to the Date of Discontinuance of Employment as originally set or agreed upon by the Company or Subsidiary.

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SECTION 1.4.04 DISABILITY: "Disability" means that the employee is disabled as defined in the "Disability" section of the MetLife Options Plus Summary Plan Description Book and is receiving benefits under either the Metropolitan Short Term Disability Plan or Long Term Disability Plan (or the successor plan(s) to such plans).

SECTION 1.4.05 DISCONTINUANCE OF EMPLOYMENT:

      (a) "Discontinuance of Employment" means a Discontinuance of Employment Under the Provisions of the Staffing Adjustment Policy.

      (b) Notwithstanding the foregoing, and without limitation, the following shall not constitute a Discontinuance of Employment:

            (1) The transfer of an Employee to or from the Company, to or from the Subsidiary or to or from an Affiliate;

            (2) The transfer of an Employee to, or the hire of an Employee by, an employer other than an Affiliate as a result of a sale, merger, acquisition, outsourcing of a function or similar transaction, provided the Employee continues to perform the same or similar duties immediately following such transfer or hire. The determination of whether an employee continues to perform the same or similar duties immediately following such transfer shall be exclusively determined by the Company or Subsidiary; or

            (3) Unless the Company or Subsidiary decides otherwise, in its sole and absolute discretion, the voluntary cessation of employment with the Company or Subsidiary prior to the Date of Discontinuance of Employment;

            (4) the termination of employment of an Employee who has entered into a written employment contract with the Company or Subsidiary; or

            (5) a Discontinuance of Employment for Cause.

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SECTION 1.4.06 DISCONTINUANCE OF EMPLOYMENT FOR CAUSE: "Discontinuance of
Employment for Cause" means the involuntary cessation of an Employee's employment with the Company or Subsidiary because the Employee has

      (a) engaged in a serious infraction of Company or Subsidiary policy, theft of Company or Subsidiary property or services or other dishonest conduct otherwise injurious to the interests of the Company or Subsidiary, each as determined solely by the Company or Subsidiary; or

      (b) demonstrated unacceptable lateness or absenteeism.

SECTION 1.4.07 DISCONTINUANCE OF EMPLOYMENT FOR PERFORMANCE: "Discontinuance of Employment for Performance" means the involuntary cessation of an Employee's employment with the Company or Subsidiary because the Employee has failed to meet acceptable standards of job performance, each as determined solely by the Company or Subsidiary.

SECTION 1.4.08 DISCONTINUANCE OF EMPLOYMENT UNDER THE PROVISIONS OF THE COMPANY'S STAFFING ADJUSTMENT POLICY: "Discontinuance of Employment under the Provisions of the Company's Staffing Adjustment Policy" means the involuntary cessation of an Employee's employment with the Company or Subsidiary because of a Job Elimination or a Discontinuation of Employment for Performance. In addition, the Company or Subsidiary may, in its sole and absolute discretion, offer an Employee the choice of voluntarily resigning from the Company or Subsidiary. Those Employees who voluntarily resign under these circumstances following such a request by the Company or Subsidiary will be considered to have been terminated under the Company's Staffing Adjustment Policy. An Employee may be deemed to have been terminated under this Policy whether or not the Employee was subject to a Job Elimination.

SECTION 1.4.09 EMPLOYEE: "Employee" means anyone who:

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      (a) is employed and compensated in the United States by the Company or a
      Subsidiary,

      (b) is either:

            (1) a regular full-time employee, or

            (2) a regular part-time employee whose regularly scheduled annual service is 1,000 hours or more in a 12-month period,

      (c) is either or both:

            (1) an officer of the Company or of a Subsidiary, or

            (2) an employee of the Company in its Law Department holding the title of Assistant General Counsel or Associate General Counsel, regardless of whether that employee is an officer of the Company,

      (d) is not a temporary employee,

      (e) has not received a "Notice of Continued Eligibility" under the terms of the MetLife Severance Pay Plan for Officers, as amended (and whose employment is discontinued on or prior to December 31, 2000),

      (f) is not a leased employee within the meaning of Internal Revenue Code
      Section 414(n), and

      (g) is not performing services for the Company or a Subsidiary under an agreement in which such individual acknowledges that he or she is an independent contractor and that he or she is not entitled to participate in the Company's or Subsidiary's employee benefit plans.

The classification of Employees will be conclusively determined by the Company or Subsidiary in its sole and absolute discretion.

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SECTION 1.4.10 EQUIVALENT WEEK'S SALARY: "Equivalent Week's Salary" means the amount of annual Salary divided by fifty-two (52).

SECTION 1.4.11 JOB ELIMINATION: "Job Elimination" means the Company's or Subsidiary's determination that an Employee's position has been or will be eliminated because of a Company or Subsidiary staffing adjustment or other organizational change, expense reduction considerations, office closings or relocations (including but not limited to adjustments in the number of staff in a department or unit or the elimination of all or some of the functions of a department or unit), in which the Employee will not be replaced by another person in the same position.

SECTION 1.4.12 JOB ELIMINATION PARTICIPANT: "Job Elimination Adjustment Participant" means any Employee who has received a Notice of Discontinuance and whose employment is terminated because of a Job Elimination.

SECTION 1.4.13 NOTICE OF DISCONTINUANCE: "Notice of Discontinuance" means written notice by the Company or Subsidiary to an Employee which advises such Employee of his or her Date of Discontinuance of Employment.

SECTION 1.4.14 OUTPLACEMENT ASSISTANCE: "Outplacement Assistance" means such program for assistance with career planning and strategy development and job placement the content and terms of which are determined solely by the Company or Subsidiary at its discretion.

SECTION 1.4.15 PARTICIPANT: "Participant" means either a Job Elimination Participant or a Performance Participant.

SECTION 1.4.16 PERFORMANCE PARTICIPANT: "Performance Participant" means any Employee who has received a Notice of Discontinuance and whose employment is terminated because of Discontinuance of Employment for Performance and:

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      (a) whose Service is at least equal to five (5); and

      (b) whose performance rating on the most recent annual performance review is no lower than "2," and

      (c) if the Employee's Date of Discontinuance is on or after January 1, 2001, whose performance rating for the annual performance review immediately preceding the most recent annual performance review is no lower than "3;"

provided, however, that the Company or Subsidiary may in its sole discretion deem any Employee whose employment is terminated because of Discontinuance of Employment for Performance to be a Performance Participant.

SECTION 1.4.17 SALARY: "Salary" means the Employee's base salary as of the Date of Discontinuance of Employment, excluding overtime, premium pay, incentive compensation, and bonus payments paid to the Employee by the Company or Subsidiary for services rendered, before any payroll deductions, including taxes.

SECTION 1.4.18 SEPARATION AGREEMENT: "Separation Agreement" means an agreement which includes a general release duly executed in favor of the Company and/or Subsidiary in the form prescribed by the Company or Subsidiary which has become final and irrevocable in accordance with the provisions of the Separation Agreement and applicable law. Such Separation Agreement may include, without limitation, an acknowledgment that neither the Company nor Subsidiary, nor any of their subsidiaries or affiliates shall have any obligation to rehire the Participant at any time.

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SECTION 1.4.19 SERVICE: "Service" means the whole number of the Employee's completed years of employment with the Company, Subsidiary and/or Affiliate. Completed years of employment will be computed based on the anniversaries of the date the Employee was first employed by the Company, Subsidiary, and/or Affiliate and ending on the Date of Discontinuance of Employment. However, if the Employee incurred any break in service, the period of Service will be computed as illustrated in the "Other Information" section of the MetLife Options Plus Summary Plan Description Book.

      (a) In the event that severance pay was previously paid to an Employee by the Company, Subsidiary, or an Affiliate under this Plan or a similar plan of the Company, a Subsidiary or Affiliate, completed years of employment will be computed from the date the Employee was first reemployed by the Company, Subsidiary, or Affiliate after the cessation of employment for which prior severance pay was paid. For purposes of the break in service rules set forth in the MetLife Options Plus Summary Plan Description book, in no event shall any Service of an Employee that was rendered prior to the cessation of employment for which prior severance pay was paid be counted.

      (b) If the Employee is a regular full-time Employee with a period of employment with the Company, Subsidiary, or Affiliate as a part-time Employee, or a regular part-time Employee with a period of service as a regular full-time Employee, the Employee will be given credit for part-time Service in accordance with the Company's Continuous Service Date Policy.

SECTION 1.4.20 SEVERANCE PAY: "Severance Pay" means the Participant's Equivalent Week's Salary multiplied by the sum of twenty-eight (28) plus the Participant's Service, provided, however, that if the sum is greater than fifty-two (52), the sum shall be deemed to be fifty-two

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(52), and provided further, however, that if the Participant is a Performance
Participant, the sum shall be further divided by two (2).

SECTION 1.4.20 SUBSIDIARY: "Subsidiary" means the following Affiliate(s) of the
Company:

      (a) Metropolitan Property and Casualty Insurance Company.

      (b) MetLife Securities, Inc.

      (c) MetLife Trust Company, N.A.

      (d) Edison Supply and Distribution, Inc.

                                ARTICLE 2 FUNDING

The Plan is an unfunded employee benefit plan established by the Company and the benefit payable under the Plan to Employees shall be paid out of the general assets of the Company or a Subsidiary that formerly employed the Employee.

                              ARTICLE 3 FIDUCIARIES

SECTION 3.1 NAMED FIDUCIARY: The Named Fiduciary of the Plan with authority to control and manage the operation and administration of the Plan is the Company.

SECTION 3.2 PLAN ADMINISTRATOR: The Plan Administrator is the Company.

SECTION 3.3 DELEGATION OF RESPONSIBILITIES: The Company, as Named Fiduciary of the Plan, hereby designates the Chief Executive Officer or his designate to carry out all of the Company's fiduciary responsibilities under the Plan.

SECTION 3.4 POWERS OF THE PLAN ADMINISTRATOR: In carrying out the fiduciary responsibilities delegated to it, the Plan Administrator shall have the power to:

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      (a) Interpret and construe the provisions of the Plan, decide any disputes that may arise as to the rights of Employees to the benefit under the Plan and, in general, direct the administration of the Plan in accordance with its terms.

      (b) Adopt such rules and procedures as the Plan Administrator may deem necessary or appropriate in the exercise of its authority and discharge of its obligations under the Plan.

      (c) Delegate to one or more other persons such administrative obligations as it deems appropriate.

      (d) Do all other acts, take all other proceedings and exercise such other rights and privileges, though not specifically mentioned herein, as the Plan Administrator may deem necessary or appropriate to carry out the purposes of the Plan in compliance with applicable law.

SECTION 3.5 SERVICE OF LEGAL PROCESS: The Plan Administrator is designated the Plan's agent for service of legal process.

                             ARTICLE 4 PLAN BENEFITS

SECTION 4.1 SEVERANCE PAY: The Company or Subsidiary may, in its sole and absolute discretion, grant Severance Pay to a Participant as determined under the terms of this Plan, provided that the Participant has entered into a Separation Agreement. The Company or Subsidiary may, in its sole and absolute discretion, grant Severance Pay in excess of or less than the amount reflected in this Plan taking all pertinent facts and circumstances into consideration. The Company or Subsidiary will determine, on a case-by-case basis, whether a Participant is entitled to Severance Pay and the amount thereof.

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SECTION 4.2 PAYMENT OF SEVERANCE PAY: The Company or Subsidiary may, in its sole and absolute discretion, offer a Participant an election of method between the following methods of payment of Severance Pay, if any:

      (a) a single sum as soon as practicable following the legally effective date of the Separation Agreement; or

      (b) in installments of such amounts and over such period of time as determined by the Company or Subsidiary in its sole discretion, paid generally on the same dates and by similar means as the Company's or Subsidiary's payroll payments, commencing after the effective date of the Separation Agreement.

Such election shall be communicated in the form and at such time prescribed by the Company and Subsidiary. Unless waived by the Company or Subidiary in its sole and absolute discretion, a Participant's election shall be final and irrevocable. If the Company or Subsidiary offers the Participant an election, and the Participant fails to make an election by such method as is prescribed by the Company or Subsidiary, the Severance Pay shall be paid in installments as described above. If the time over which installment payments of Severance Pay are to be made has expired prior to the effective date of the Separation Agreement, and the Participant has elected to receive Severance Pay in installments, the Company will pay the Severance Pay in a single installment. If the Participant is immediately eligible to receive pension payments under the terms of the retirement plan(s) of the Company or Subsidiary, and chooses to begin receiving such pension payments immediately or shortly after the Participant's Date of Discontinuance, the Participant will be deemed to have chosen the lump sum payment method regardless of the Participant's actual election. The Company or Subsidiary shall not be obligated to pay interest on the delayed or installment payment of Severance Pay to the Participant.

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SECTION 4.3 OUTPLACEMENT ASSISTANCE: The Company or Subsidiary may, in its sole and absolute discretion, grant Outplacement Assistance to a Participant, provided that the Participant has granted a Separation Agreement. The Company or Subsidiary may, in its sole and absolute discretion, grant Outplacement Assistance in excess of or less than the amount reflected in this Plan taking all pertinent facts and circumstances into consideration. The Company or Subsidiary will determine, on a case-by-case basis, whether a Participant is entitled to Outplacement Assistance and the nature and duration thereof.

SECTION 4.4 REHIRE: If a Participant is reemployed in a position with the Company or an Affiliate comparable to the Participant's last position with the Company or an Affiliate within one year of the Date of Discontinuance of Employment, the Company or Affiliate may, in its sole and absolute discretion, require the Participant to repay a prorated portion of the Severance Pay received.

                         ARTICLE 5 OPERATION OF THE PLAN

SECTION 5.1 EFFECT OF SEVERANCE PAY ON OTHER BENEFIT DETERMINATIONS: Receipt by the Participant of Notice Period Pay, Severance Pay, or Outplacement Assistance shall have no effect on the determination of benefits under any Employee benefit plan, except as provided in those respective plans. In no event will any Participant be entitled to receive any pay or benefits under both this Plan and any other severance plan maintained by the Company, Subsidiary, or Affiliate in connection with the same Discontinuance of Employment.

SECTION 5.2 EFFECT OF DEATH PRIOR TO DATE OF DISCONTINUANCE OF EMPLOYMENT: If death of a Participant occurs prior to the established Date of Discontinuance of Employment, no benefits shall be payable under the Plan.

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SECTION 5.3 DEATH OF PARTICIPANT SUBSEQUENT TO DATE OF DISCONTINUANCE OF
EMPLOYMENT: If a Participant dies after Date of Discontinuance of Employment, the balance of any Severance Pay due the Participant will be paid to the Participant's estate as soon after the Participant's death as may be practicable.

SECTION 5.4 EFFECT OF DISABILITY OR LEAVE OF ABSENCE PRIOR TO DISCONTINUANCE OF
EMPLOYMENT: If a Disability or leave of absence occurs prior to the established Date of Discontinuance of Employment, and the office to which the Participant is assigned is being closed, employment will be terminated and Severance Pay shall be payable coincident with the closing of the office, without prejudice to payment of disability. In all other cases, employment status and eligibility for Severance Pay will be determined upon cessation of disability benefits or at the end of the leave of absence.

SECTION 5.5 CLAIMS AND REVIEW PROCEDURE:

      (a) Claims Procedure. If any person believes he/she is being denied any rights or benefits under this Plan, such person may, in writing, request reconsideration from the Plan Administrator. If any such claim is wholly or partially denied, the Plan Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time

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      for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90 day period).

      (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or a duly authorized representative) may (i) file a written request with the Plan Administrator for a review of the denied claim and of pertinent documents and (ii) submit written issues and comments to the Plan Administrator. The Plan Administrator will notify such person of its decision in writing. Such Notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Plan Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Plan Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60 day period). If the decision on review is not made within such period, the claim will be considered denied.

                   ARTICLE 6 AMENDMENT AND TERMINATION OF PLAN

SECTION 6.1 AMENDMENT: The Company may amend or terminate this Plan or any benefit or coverage thereunder at any time by means of a written instrument executed by a person authorized by the Company, subject to the limitations of this section. Except as hereinafter stated, the Chief Executive Officer of the Company or his designate is authorized to amend this

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Plan by formal action. Any amendment or group of amendments adopted on the same date, which would increase or decrease the annual cost of Plan benefits for Participants by $10 million or more shall be adopted by formal action of the Board of Directors of the Company.

SECTION 6.2 TERMINATION OF PLAN: The Company reserves the right to terminate the Plan at any time. This Plan shall not automatically terminate on any date.

SECTION 6.3 LIMITATION ON AMENDMENT AND TERMINATION OF PLAN: If an eligible Participant has granted a Separation Agreement, no Amendment or Termination of this Plan by the Company shall diminish the Participant's rights obtained pursuant to this Plan.

SECTION 6.4 CONSTRUCTION OF PLAN PROVISIONS: The Company and Subsidiaries shall have full and complete sole and absolute discretion to interpret and construe all Plan provisions, and such interpretation shall be final and binding on all Employees.

IN WITNESS WHEREOF, the Company and each Subsidiary cause this MetLife Plan for Transition Assistance to be executed on the date indicated below each signature.

METROPOLITAN LIFE INSURANCE COMPANY


By /s/ Lisa M. Weber
   __________________________
       Lisa M. Weber
       Senior Vice-President



  /s/ Susan Berger
_____________________________
Witness

Date  12/21/99

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METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

By  /s/ Richard Berstein
___________________________________


/s/ Anne-Marie Guarini
___________________________________
Witness

Date:  1/3/00

METLIFE SECURITIES, INC.

By /s/ Barbara A. Hume
___________________________________


/s/ Mark A. Schuman
___________________________________
Witness

Date:  1/5/2000

METLIFE TRUST COMPANY, N.A.

By /s/ Tim Kenczewicz
___________________________________


___________________________________
Witness

Date:  1/07/2000

EDISON SUPPLY AND DISTRIBUTION, INC.



By /s/ Klaus Schubert
   ________________________________


___________________________________
Witness

Date:  12/21/99

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                              AMENDMENT NUMBER ONE

           TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

1. The Plan is hereby amended by adding the following article and section:

      "ARTICLE 7 CONTRACTUAL OBLIGATIONS

      Section 7.1 Contractual Obligations: Notwithstanding any other provision of this Plan, the Company or Subsidiary may, in its sole and absolute discretion, grant Severance Pay to any Employee in order to satisfy a contractual obligation, in whole or in part, of the Company or a Subsidiary. The Company or Subsidiary may deem any Employee to be a Participant for this purpose. The agreements creating such contractual obligations as the Company or a Subsidiary have chosen or may choose to satisfy by granting Severance Pay are listed in Appendix A."

2. This amendment shall become effective on January 1, 2000.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company has caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY

By       /s/ Lisa M. Weber
   ____________________________
           Lisa M. Weber
      Executive Vice-President

Date: 2/24/00
      _____________________________


/s/ Susan Berger
___________________________________
Witness

      APPENDIX A TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS
                               LIST OF AGREEMENTS

The Company or a Subsidiary may satisfy contractual obligations, in whole or in part, under the following agreements pursuant to Article 7 of the Plan:

1. Stock and Asset Purchase Agreement Dated as of July 12, 1999 Between St. Paul Fire and Marine Insurance Company, Metropolitan Property & Casualty Insurance Company.

                              AMENDMENT NUMBER TWO

           TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

l. The Plan is hereby amended by replacing subsection 1.4.09(c)(1) in its entirety with the following:

            "(1) an officer of:

                  (a) the Company,

                  (b) Metropolitan Property and Casualty Insurance Company,

                  (c) MetLife Securities, Inc.,

                  (d) Edison Supply and Distribution, Inc., or

                  (e) MetLife Trust Company, N.A. holding the title of President or Senior VicePresident, or"

2. This amendment shall be effective as of August 28, 2000.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company and MetLife Trust Company, N.A. have caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY

By /s/ Lisa M. Weber
   ____________________________
       Lisa M. Weber
       Executive Vice President


Date:  August 29, 2000

   /s/ Traci Bigler
_______________________________
Witness

METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

By /s/ Richard W. Berstein
   ________________________________
Name:  Richard W. Berstein
Date:  November 10, 2000



   /s/ Anne-Marie Guarini
___________________________________
Witness Anne-Marie Guarini

METLIFE SECURITIES, INC.

By /s/ George Christ
   ________________________________
Name:  George Christ
       President
       MetLife Securities, Inc.

Date:  11/27/00



___________________________________
Witness



METLIFE TRUST COMPANY, N.A.

By /s/ James Capodanno
   ________________________________
Name:  James Capodanno
       Senior Vice President
       and Chief Operating
       Officer

Date:  December 18, 2000


___________________________________
Witness

                             AMENDMENT NUMBER THREE

           TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

1. The Plan is hereby amended by replacing subsection 1.4.09(c) in its entirety with the following:

            "(c) is any one or more of:

                  (1) an officer of the Company, Metropolitan Property and Casualty Insurance Company, or Edison Supply and Distribution, Inc.;

                  (2) an employee of MetLife Trust Company, N.A. holding the title of President or Senior Vice-President;

                  (3) an employee of the Company or of Metropolitan Property and Casualty Insurance Company holding the title of Assistant Vice President;

                  (4) an employee of the Company in the Law Department of the Company holding the title of Assistant General Counsel or Associate General Counsel; or

                  (5) an employee of the Company or of the Subsidiary whom the Company or Subsidiary has assigned a salary grade of 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 92, 132, 231, 232, 233, 234,
                  235, 236, 531, 532, 533, 534, 774, 775, 776, 777, 778, 779, or
                  780, or any successor salary grade
                  thereto;"

2. This amendment shall be effective as of October 27, 2000. IN WITNESS WHEREOF, Metropolitan Life Insurance Company and each Subsidiary has caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY

By /s/ Lisa M. Weber
   __________________________
        Lisa M. Weber
    Executive Vice President

Date:    11/7/00

___________________________________
Witness

METLIFE TRUST COMPANY, N.A.

By /s/ Tim Kenczewicz
   ____________________________
Name:    Tim Kenczewicz

Date:    9/1/00

/s/ Marjorie B. Demko
___________________________________
Witness

                              AMENDMENT NUMBER FOUR

            TO THE METLME PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

1. The Plan is hereby amended by adding the following Articles and Sections:

                       "ARTICLE 8 PARTICULAR OUTSOURCINGS

                                   (Reserved)

                        ARTICLE 9 PARTICULAR RELOCATIONS

Section 9.1 2001-2003 NEW YORK HOME OFFICE AND 200 PARK AVENUE RELOCATIONS:
Notwithstanding the terms of Sections 1.4.05, 1.4.08, 1.4.11, or 1.4.12, an Employee shall be deemed a Job Elimination Participant:

(a) whose employment is discontinued because the Employee has either:

      (i) declined an offer of job relocation to a new site of employment which was made as a result of the reallocation of work space in the Company's New York Home Office and/or 200 Park Avenue office in 2001, 2002, or 2003; or

      (ii) voluntarily discontinued employment, on or before the first anniversary of that job relocation, because of job relocation to a new site of employment which is made as a result of the reallocation of work space in the Company's New York Home Office and/or 200 Park Avenue office in 2001, 2002, or 2003; and

(b) regarding whom the difference (as determined by the Company in its discretion) of (i) less

(ii) below is thirty-five (35) miles or greater, where:

      (i) is the traveling distance from the Employee's primary residence, on the date the offer is made, to the new site of employment of the job offered; and

      (ii) is the traveling distance from the Employee's primary residence, on the date the offer is made, to the Employee's regular site of employment, as of the date the offer is made."

2. This amendment shall be effective as of May 25, 2001.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company and MetLife Securities, Inc. have each caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY

By /s/ Lisa M. Weber
   __________________________
        Lisa M. Weber
    Executive Vice-President

Date:  5/31/01

/s/ Joanna May
___________________________________
Witness

METLIFE SECURITIES, INC.

By /s/ George Christ
   ____________________________
Name:  George Christ

Date:  6/5/01

/s/ L. Mateo
___________________________________
Witness

EDISON SUPPLY AND DISTRIBUTION, INC.

By /s/ Klaus Schubert
   ________________________________

Name:    Klaus Schubert

Date:    11/21/2000

/s/      Mark A. Schuman
___________________________________
Witness

                              AMENDMENT NUMBER FIVE

           TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

l.    The Plan is hereby amended by adding the following to subsection 1.4.20:
      "(e)MetLife Bank, National Association"

2.    The Plan is hereby amended by adding the following to subsection 1.4.09:
      "(h)is not an employee of MetLife Bank, National Association in its Grand Bank division."

3.    This amendment shall be effective as of June 1, 2001.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company, each Subsidiary, and MetLife Bank, National Association have each caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY

By /s/ Lisa M. Weber
   ________________________________

        Lisa M. Weber
        Executive Vice President

Date: 6/21/01

/s/ Joanna May
___________________________________
Witness

METLIFE SECURITIES, INC.

By /s/ George Christ
   _________________________________
Name:  George Christ

Date:  8/14/01


___________________________________
Witness

METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

By /s/ Richard W. Berstein
  _________________________________
Name:  Richard W. Berstein

Date:  8/23/01


/s/ Anna-Marie Guarini
___________________________________
Witness

METLIFE TRUST COMPANY, N.A.

By /s/ James A Capodanno
   _________________________________

Name:  James A. Capodanno

Date:  August 10, 2001


/s/ Mark A. Schuman
___________________________________
Witness

EDISON SUPPLY AND DISTRIBUTION, INC.

By /s/ Raymond T. Cushmore
   ________________________________

Name:  Raymond T. Cushmore

Date:  8/10/01


Witness: /s/ Mark A. Schuman
         __________________________


METLIFE BANK, NATIONAL ASSOCIATION

By /s/ Shailendra Ghorpade
   ________________________________
Name:  Shailendra Ghorpade,
           Chief Executive Officer

Date:  8/2/01


/s/ James J. Kreig
___________________________________
Witness

                              AMENDMENT NUMBER SIX

           TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

1. The Plan is hereby amended by adding the following Article and Section:

                  "ARTICLE 10 PARTICULAR DIVESTITURES AND SALES

Section 10.1 2001 CONNING CORPORATION SALE: Notwithstanding the terms of Sections 1.4.05, 1.4.08, 1.4.11, or 1.4.12 of the Plan, an Employee whose employment with the Company or a Subsidiary is discontinued as a direct result of the sale (the "Conning Sale") of the equity or assets of Conning Corporation to Swiss Re or an affiliate of Swiss Re (collectively, "Swiss Re") shall:

      (a) be deemed to be a Job Elimination Participant and, notwithstanding the terms of Section 10.1(b) and regardless of actually being granted Severance Pay, be deemed to be "eligible" for Severance Pay under the terms of this Plan;

      (b) be granted Severance Pay in an amount determined by Section 10.l(c) and Outplacement Assistance as determined under Section 4.3 as a result of the discontinuation referenced in the first paragraph of this Section 10.1 if and only if:

            (i) the Employee accepts a job offer from or continues employment with Swiss Re upon or shortly after the Conning Sale, and is involuntarily terminated by Swiss Re prior to the six (6) month anniversary of the date the Conning Sale is effectuated or closed, provided, however, that an Employee who has engaged in conduct which would otherwise result in ineligibility under this Plan shall not be granted any Severance Pay; or

            (ii) the Employee was last employed by the Company in its Law Department and declines to accept a job offer from or to continue employment with Swiss Re upon or shortly after the Conning Sale; and

      (c) if to be granted Severance Pay under the terms of Section 10.1(b), be granted Severance Pay in an amount equal to the amount of Severance Pay the Employee would otherwise be granted as a Job Elimination Participant under the terms of the Plan."

2. This amendment shall be effective as of June 15, 2001.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company has each caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY

By /s/ Lisa M. Weber
   --------------------------------
   Lisa M. Weber
   Executive Vice-President

Date:  6/21/01

/s/ Joanna May
----------------------------------
Witness

                             AMENDMENT NUMBER SEVEN

           TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICER (the "Plan") is hereby amended as follows:

1. The Plan is hereby amended by renumbering the second Section 1.4.20 to be 1.4.21,and adding the following to Section 1.4.21:

      "(f)MetLife Group, Inc."

3.    This amendment shall be effective as of January 1, 2003.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company, each Subsidiary, and MetLife Group, Inc.

METROPOLITAN LIFE INSURANCE COMPANY

By /s/ Lisa M. Weber
   _______________________________________
         Lisa M. Weber
         Senior Executive Vice-President
         And Chief Administrative Officer

Date:     11/25/02

__________________________________________
Witness

METLIFE GROUP, INC.

By /s/ Richard S. Collins
   _______________________________________
Name:  Richard S. Collins

Date: 1/2/2003


/s/ Mark A. Schuman
__________________________________________
Witness

METLIFE SECURITIES, INC.

By /s/ Richard J. Miller
   _______________________________________
Name: Richard J. Miller

Date:  2/25/03


Date:  2/25/03

/s/ Mark A. Schuman
__________________________________________
Witness

METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

By /s/ Barbara Ridge
   ________________________________
Name:  Barbara Ridge

Date:  1/28/2003


/s/ Elsie Bouchard
___________________________________
Witness

EDISON SUPPLY AND DISTRIBUTION INC.

By /s/ John Chambers
   ________________________________
Name: John Chambers

Date:  3/4/03

___________________________________
Witness

METLIFE BANK, NATIONAL ASSOCIATION

By /s/ Donnalee A. DeMaio
   ________________________________
Name: Donnalee A. DeMaio

Date:  January 9, 2003


/s/ James J. Kreig
___________________________________
Witness

                            AMENDMENT NUMBER EIGHT TO

             THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

      1. The Plan is hereby amended by adding the following article, sections, and appendix:

                          ARTICLE 11. CHANGE OF CONTROL

      Section 11.1. Definitions: The terms defined below shall have the following meanings for purposes of this Plan.

            Section 11.1.01. A "Change of Control" shall be deemed to have occurred if:

                  (a) any Person acquires "beneficial ownership" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act")), directly or indirectly, of securities of MetLife, Inc. representing 25% or more of the combined Voting Power of MetLife, Inc.'s securities;

                  (b) within any 24-month period, the persons who were directors of MetLife, Inc. at the beginning of such period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors of MetLife, Inc. (the "Board") or the board of directors of any successor to MetLife, Inc.; provided, however, that any director elected or nominated for election to the Board of Directors of MetLife, Inc. by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this subsection 15(b);

                  (c) the stockholders of MetLife, Inc. approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of MetLife, Inc. which is consummated (a "Corporate Event"), and immediately following the consummation of which the stockholders of MetLife, Inc. immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (1) in the case of a merger or consolidation, the surviving or resulting corporation, (2) in the case of a share exchange, the acquiring corporation, or
                  (3) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than 25% of the consolidated assets of the MetLife, Inc. immediately prior to such Corporate Event; or

                  (d) any other event occurs which the Board of Directors of MetLife, Inc. declares to be a Change of Control.

            Section 11.1.02. For purposes of this Article, including the definition of Change of Control in Section 11.1.01:

                  (a) "Person" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Exchange Act, as supplemented by
                  Section 13(d)(3) of the Exchange Act, and shall include any group (within the meaning of Rule 13d-5(b) under the Exchange
                  Act); provided, however, that "Person" shall not include (i) MetLife, Inc. or any Affiliate of MetLife, Inc., (ii) the MetLife Policyholder Trust (and any person(s) who would otherwise be described herein solely by reason of having the power to control the voting of the shares held by that trust), or (iii) any employee benefit plan (including an employee stock ownership plan) sponsored by MetLife, Inc. or any Affiliate of MetLife, Inc.

                  (b) "Voting Power" shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company, and "Voting Securities" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

                  (c) "Affiliate" shall mean any corporation, partnership, limited liability company, trust or other entity which directly, or indirectly through one or more intermediaries, controls, or is controlled by, MetLife, Inc. (which definition shall apply for this purpose, rather than the definition in
                  Section 1.4.01 of the Plan).

            Section 11.1.03. "Change of Control Participant" shall mean any Employee who prior to the second anniversary of a Change of Control:

                  (a) is involuntarily terminated from employment for any reason other than solely for Gross Cause; or

                  (b) suffers a Constructive Termination.

            Provided, however, that no employee who has entered into a written employment contract or Employment Continuation Agreement with MetLife, Inc., the Company, a Subsidiary, or an Affiliate effective at the time of the employee's termination of employment shall be a Change of Control Participant. For purposes of determining who is a Change of Control Participant, the Company or Subsidiary shall not conclusively determine the classification of Employee in its sole and absolute discretion.

            Section 11.1.04. "Constructive Termination" shall mean a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, Subsidiary, or person acting on behalf of either:

                  (a) requiring the Employee to be based as his/her regular or customary place employment at any office or location more than 50 miles from the location at which the Employee performed his duties immediately prior to the Change of Control, or in a state other than the one in which the Employee performed his duties immediately prior to the Change of

                  Control, in each case except for travel reasonably required in the performance of the employee's responsibilities;

                  (b) reducing the Employee's base salary below the rate in effect at the time of a Change of Control; or

                  (c) failing to pay the Employee's base salary, other wages, or employment-related benefits as required by law.

            Failure by the Employee to voluntarily terminate employment within ten (10) business days of the occurrence of any event described in this definition shall not waive the Employee's right to voluntary terminate employment as a Constructive Discharge within ten (10) business days of any subsequent event described in this definition.

            Section 11.1.05. "Gross Cause" shall mean:

                  (a) the Employee's conviction or plea of nolo contendere to a felony; or

                  (b) an act of dishonesty or gross misconduct on the Employee's part which results or is intended to result in material damage to the Company's or Subsidiary's business or reputation.

            Section 11.1.06. "Change of Control Separation Agreement" shall mean an agreement in the form of Appendix B to this Plan with the exact amount of Change of Control Severance Pay, as determined by the terms of this Plan, inserted where indicated. The Plan Administrator may, however, change the return address indicated in Appendix B.

            Section 11.1.07. "Change of Control Severance Pay" shall mean cash in at least the amount of Severance Pay as determined by Section
            1.4.20 for a Job Elimination Participant; provided, however, that the Company shall not have the power to exercise any discretion to pay any lesser amount. Solely for purposes of determining Change of Control Severance Pay:

                  (a) "Salary," as used for purposes of determining "Equivalent Week's Salary," shall mean at least the Employee's base salary immediately prior to the Change of Control, excluding overtime, premium pay, incentive compensation, and bonus payments paid to the Employee by the Company or Subsidiary for services rendered, before any payroll deductions, including taxes;

                  (b) "Service" shall be determined as provided by Section
                  1.4.19 of the Plan; provided however that the MetLife Options Plus Summary Plan Description Book (or the applicable summary plan description of the successor plan to MetLife Options, should Metlife Options be replaced with a successor plan) in force immediately prior to the Special Period and the Company's Continuous Service Date Policy in force immediately prior to the Change of Control shall be used for that purpose.

            Section 11.1.08. "Change of Control Outplacement Assistance" shall mean an outplacement assistance program of at least the duration, quality, and value as was routinely provided to those Participants who were provided with such a program prior to the Change of Control.

            Section 11.1.09. "Excise Tax" shall mean the tax imposed under
            Section 4999 of the United States Internal Revenue Code, as amended (or any similar tax that may hereafter be imposed).

      Section 11.2 Amendment and Termination of the Plan after a Change of Control. Notwithstanding any other provision of the Plan, this Plan shall neither be terminated, nor shall this Plan be amended, nor shall the Company or Subsidiary cease to be covered by this Plan, upon a Change of Control and until the second anniversary of that Change of Control.

      Section 11.3 Purpose of the Plan. Upon a Change of Control, and until the second anniversary of that Change of Control, the purpose of the Plan shall be deemed to be "A Plan to Provide for the Payment of Special Severance Pay and Other Benefits to Certain Employees Whose Employment Terminates."

      Section 11.4 Eligibility for Special Severance Pay and Special Outplacement Assistance After a Change of Control. Notwithstanding any other provision of the Plan, the Plan Administrator shall offer a Change of Control Agreement to each Change of Control Participant within ten (10) business days of the termination of a Change of Control Participant's employment (as determined by this Article), and shall have no discretion to decline to do so or to offer any amount of severance pay in the Change of Control Agreement lower than the Change of Control Severance Pay provided by the terms of this Plan. The Plan Administrator shall pay Change of Control Severance Pay and provide Special Outplacement Assistance to each Special Participant who executes a Change of Control Agreement that becomes final, according to the terms of the Change of Control Separation Agreement.

      Section 11.5 Excise Tax Avoidance. Notwithstanding any of the other terms of this Plan, in the event that any amount or benefit paid or distributed to a Change of Control Participant pursuant to this Plan or Change of Control Separation Agreement, taken together with any amounts or benefits otherwise paid or distributed to such Change of Control Participant by MetLife, Inc. or any Affiliate, would be an "excess parachute payment" as defined in Section 280G of the United States Internal Revenue Code, as amended, and would thereby subject the Change of Control Participant to the Excise Tax, and the Change of Control Participant is not a party to a Compensation Protection Agreement, then the amounts payable to the Change of Control Participant under this Plan and Change of Control Separation Agreement shall be reduced (but not below zero) to the maximum amount which may be paid without the Change of Control Participant becoming subject to the Excise Tax. If the Change of Control Participant receives reduced payments and benefits by reason of this Section 11.5 and it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding that the Change of Control Participant could have received a greater amount without subjecting the Change of Control Participant to the Excise Tax, then the Change of Control Participant shall be paid the aggregate additional amount which could have been paid without subjecting the Change of Control Participant to the Excise Tax, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the United States Internal Revenue Code, as amended) from the original payment due date to the date of actual payment (without the necessity of executing a new Change of Control Separation Agreement) promptly thereafter.

      Section 11.6 Eligibility for Other Benefits After a Change of Control. A Special Participant shall be considered a Participant under the Plan for any and all purposes under the Plan and other employee benefit plans of any Company or Subsidiary.

      Section 11.7 Restricted Powers of the Plan Administrator. Upon a Change of Control, and until the second anniversary of that Change of Control:

            (a) the Plan Administrator shall not have the power to interpret and construe the provisions of the Plan in its discretion, nor have any of its powers or rights under Section 6.4 of this Plan, nor have the power to decide any disputes that may arise as to the rights of Employees to the benefits under the Plan or other employee benefit plans to the extent those rights depend on rights under this Plan;

            (b) no provision of this Plan shall entitle the Plan Administrator to standard of legal review of any of its decisions or determinations other than a plenary, de novo standard, or be construed to suggest that such standard of review is appropriate

            (c) the Plan Administrator's decisions and determinations during a Special Period shall be subject to a plenary, de novo standard of legal review; and

            (d) the Plan Administrator shall not have the power to adopt any new rules and procedures, or modify or terminate such rules and procedures as were adopted and were in force immediately prior to a Special Period.

      Section 11.8 Change of Control Claims Review Procedure. With regard to claims submitted on account of a termination of employment on or after a Change of Control and prior to the second anniversary of that Change of
      Control:

            (a) the period for Plan Administrator notification of claim determination shall be ten (10) business days from receipt of the claim, rather than the period otherwise provided in Section 5.5(a);

            (b) the extended period for Plan Administrator notification of claim determination shall be thirty (30) days, rather than the period otherwise provided in Section 5.5(a);

            (c) the period for Plan Administrator notification of decision on review of a claim shall be ten (10) business days from receipt of the claim, rather than the period otherwise provided in Section 5.5(b);

            (d) the extended period for Plan Administrator notification of decision on review of a claim shall be thirty (30) days, rather than the period otherwise provided in Section 5.5(b).

      Section 11.9 Limitation of Subsequent Amendments or Termination. Upon a Change of Control, no subsequent amendment or termination of this Plan shall diminish a Change of

      Control Participant's rights under this Plan. No amendment or termination of this Plan after a Change of Control shall amend or affect either this
      Section 11.9 or Section 6.3 of this Plan.

      Section 11.10 Recovery with Interest. Any Change of Control Participant who is a prevailing party in any suit to recover unpaid Change of Control Severance Pay under this Plan, to enforce the terms of this Plan, or for breach of a Change of Control Separation Agreement shall be entitled, as liquidated damages and not as a penalty, to pre-judgment and post-judgment interest compounded daily from the date of the breach of duty or other wrong and until payment is made in full, on any monies due as damages or otherwise a result of such breach of duty or wrong. The interest rate for such purpose shall be the prime rate (as determined by the rate or average rate published by the Wall Street Journal for the majority of major banks on the date of the breach or wrongful action or failure to act) plus two per cent (2.00%).

      2. This amendment shall become effective immediately upon its execution.

IN WITNESS WHEREOF, the Company and each Subsidiary have caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY

By /s/ Lisa M. Weber
   ________________________________
            Lisa M. Weber
    Senior Executive Vice-President
   and Chief Administrative Officer

Date:  8/8/03

___________________________________
Witness

METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

By /s/ Barbara Ridge
   ________________________________

Name:  Barbara Ridge

Date:  9/10/2003

Elsie Bouchard
___________________________________
Witness

METLIFE SECURITIES, INC.

By /s/ Craig W. Markham
   ________________________________

Name:  Craig W. Markham

Date:  12/21/2003


/s/ Mary Tripp
___________________________________
Witness

METLIFE BANK, NATIONAL ASSOCIATION

By /s/ Donnalee A. DeMaio
   ________________________________

Name:  Donnalee A. DeMaio,
       Vice President and Chief
          Financial Officer

Date:  September 11, 2003


/s/ James J. Kreig
___________________________________
Witness

METLIFE GROUP, INC.

By /s/ Debra Capolarello
   ________________________________

Name: Debra Capolarello

Date: 8/21/03


/s/ R.L. Taylor
___________________________________
Witness

      APPENDIX B TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS
                SEPARATION AGREEMENT, WAIVER, AND GENERAL RELEASE

This Agreement sets forth the entire agreement and understanding which has been reached relative to the cessation of your (___) employment with MetLife, Inc. or an affiliate thereof, as the case may be (such employer, "MetLife"). It is fully agreed and understood as follows:

      1. You agree that you release and discharge MetLife, its subsidiaries, and its affiliates, including but not limited to MetLife, Inc. (collectively, "the Company") from any and all claims, demands, actions, liability, damages, back pay, attorneys' fees, or rights of any and every kind or nature which you have against the Company arising out of or related to the discontinuance of your employment by MetLife, including claims arising under the Age Discrimination in Employment Act, as amended. You agree to waive your rights, if any, under
Section 1542 of the California Civil Code, which states "[a] general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him[/her] must have mutually affected his[/her] settlement with the debtor," and your rights, if any, under the New Jersey Conscientious Employee Protection Act. This Agreement does not affect any rights that you may have arising out of events that occur after you have executed this Agreement.

      2. In consideration for the release set forth in Section 1 of this Agreement, MetLife, Inc. agrees to (a) pay you the sum of $______ (the "Severance Pay"), the equivalent of ______ weeks pay at your final base salary rate (such number of weeks to constitute the "Severance Period"), in a lump sum (unless MetLife offers you the option of receiving your Severance Pay in installments and you choose to receive your Severance Pay in that manner); (b) provide you with outplacement services as described more fully in an exhibit to this Agreement. These payments and services are in additional to anything of value to which you are already entitled.

      3. You have forty-five (45) days in which to review this Agreement and fully consider its terms and the disclosure information that is attached as an exhibit to this Agreement prior to signing it. You should consult with legal counsel prior to signing this Agreement (if you live/work in West Virginia, you may contact the state Bar Association, if you wish, at 1-800-642-3617). You may accept this Agreement by fully executing it and returning it to MetLife, Inc. at 1 Madison Avenue, New York, NY 10010 attention: General Counsel by no later than 5:00 p.m. on the forty-fifth (45th) day after your receipt of it. After you have executed this Agreement, you will have seven (7) days to revoke this Agreement (except that if you are/were employed in Minnesota you will have fifteen (15) days to revoke this Agreement), which you may do by indicating your desire to do so in writing directed to MetLife, Inc. at the above address and attention. MetLife, Inc. must receive any revocation no later than 5:00 p.m. on the seventh
(7th) day following the date on which you executed this Agreement (except that if you are/were employed in Minnesota, MetLife, Inc. must receive your revocation by 5:00 PM on the fifteenth (15th) day following the date you executed this Agreement or you must have your revocation postmarked and sent by certified mail return receipt requested by the fifteenth (15th) day following the date you executed this Agreement). This Agreement will become effective on the eighth (8th) day following your execution of this Agreement (except that if you are/were employed in Minnesota, this Agreement will become effective on the sixteenth (16th) date following your execution of this Agreement) (the "Effective Date"), provided you have not revoked it.

      4. This Agreement may not be changed except in a writing that specifically references this Agreement and that is signed by you and an officer of MetLife. Any written stock option agreement into which you may have entered during your employment with MetLife remains in full force and effect.

I accept this Agreement:

___________________________________
Signature

___________________________________
Name

___________________________________
Date

                            AMENDMENT NUMBER NINE TO
             THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

The MetLife Plan for Transition Assistance for Officers (the "Plan") is hereby amended as follows:

1. The Plan is amended by restating in its entirety the following Section:

            SECTION 1.4.03 DATE OF DISCONTINUANCE OF EMPLOYMENT: "Date of Discontinuance of Employment" means the date set by the Company or Subsidiary as the date the Employee separates from the service of the Company or Subsidiary. The Company or Subsidiary reserves the right to alter the Date of Discontinuance of Employment at its sole and absolute discretion for any reason it deems appropriate.

2. The Plan is amended by restating in its entirety the following Section:

            SECTION 5.4 EFFECT OF DISABILITY OR LEAVE OF ABSENCE PRIOR TO DISCONTINUANCE OF EMPLOYMENT: The Company or any Subsidiary may determine any Participant's Date of Discontinuance of Employment without regard to the Participant's Disability. The Company may, but is not required to, offer a Participant a leave of absence prior to the Participant's Date of Discontinuance. Nothing in this Section shall be construed to limit the right of the Company or any Subsidiary to determine in its discretion the terms and conditions of employment.

3. This amendment will be effective April 1, 2004.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY

By /s/ James N. Heston
   ________________________________
       James N. Heston
       Senior Vice President
       Human Resources

Date:  September 20, 2004


/s/ Teresa Porochnia
___________________________________
Witness